Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2016
Discontinued Operations

Discontinued operations in fiscal 2014 and 2015 consist of the following. During fiscal 2016, there was no income from discontinued operations.

	Millions of yen
	2014	2015
Revenues	¥26,607	¥2,214

Income from discontinued operations, net*	12,182	463
Provision for income taxes	(4,681)	(166)

Discontinued operations, net of applicable tax effect	¥7,501	¥297

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units and rental properties and liquidation on losses. The amount of such gains or losses in fiscal 2014 and 2015 were net gain of ¥14,600 million and ¥362 million, respectively.